CONSOLIDATED STATEMENTS OF LOSS - JPY (¥) ¥ in Thousands	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
CONSOLIDATED STATEMENTS OF LOSS
Revenue	¥ 224,727	¥ 212,000	¥ 57,674
Cost of revenue	2,516	25,146	6,245
Gross profit	222,211	186,854	51,429
Operating expenses:
Selling, general and administrative expenses	312,053	214,608	95,911
Loss from operations	(89,842)	(27,754)	(44,482)
Other (expense) income:
Other income	541	5,971
Interest expense	(2,984)	(3,424)	(3,852)
Foreign currency loss, net	(4,795)	(591)
Total other (expense) income, net	(7,238)	1,956	(3,852)
Net loss	¥ (97,080)	¥ (25,798)	¥ (48,334)
Net loss per share attributable to common shareholders, basic	¥ (4.85)	¥ (1.29)	¥ (2.42)
Net loss per share attributable to common shareholders, diluted	¥ (4.85)	¥ (1.29)	¥ (2.42)
Weighted-average shares outstanding used to compute net loss per share, basic	20,004,000	20,004,000	20,004,000
Weighted-average shares outstanding used to compute net loss per share, diluted	20,004,000	20,004,000	20,004,000